PACE® Select Advisors Trust

May 16, 2024

Supplement to the prospectuses relating to Class A and Class Y shares, Class P shares and Class P2 shares (collectively, the "Prospectuses") and the Statement of Additional Information (the "SAI"), each dated November 28, 2023, as supplemented.

Includes:

•  PACE® Small/Medium Co Value Equity Investments

•  PACE® International Emerging Markets Equity Investments

Dear Investor,

The purpose of this supplement is to update certain information for series (each, a "fund") of PACE Select Advisors Trust (the "Trust").

First, the purpose of this supplement is to update certain information regarding the investment subadvisory arrangements for PACE® Small/Medium Co Value Equity Investments, a series of the Trust. At the recommendation of UBS Asset Management (Americas) LLC, the fund's manager, the Trust's Board of Trustees has terminated Sapience Investments, LLC as subadvisor to the fund, effective as of the close of business on May 14, 2024.

Second, the purpose of this supplement is to update certain information regarding the portfolio management team of William Blair Investment Management, LLC ("William Blair"), a subadvisor to PACE® International Emerging Markets Equity Investments, a series of the Trust.

I. PACE® Small/Medium Co Value Equity Investments

Effective immediately, the Prospectuses and SAI are hereby revised as follows:

All references to "Sapience Investments, LLC" or "Sapience" as a subadvisor to PACE Small/Medium Co Value Equity Investments in the Prospectuses and SAI are hereby deleted.

II. PACE® International Emerging Markets Equity Investments

Effective immediately, the Prospectuses and SAI are hereby revised as follows:

All references to Ken McAtamney in the Prospectus and SAI are hereby removed.

The section captioned "PACE International Emerging Markets Equity Investments Fund summary" and sub-captioned "Portfolio management team" beginning on page 64 of the Multi-Class Prospectus, on

ZS-1255

page 67 of the Class P Prospectus and beginning on page 64 of the Class P2 Prospectus is revised by replacing the second bullet point of that section with the following:

•  William Blair—Todd M. McClone, Partner of William Blair, has been a portfolio manager of the fund since 2011. Hugo Scott-Gall, Partner of William Blair, has been a portfolio manager of the fund since 2022. Ian Smith and Paul Birchenough, Associates of William Blair, have been portfolio managers of the fund since January 2024.

The section captioned "Management" and sub-captioned "PACE International Emerging Markets Equity Investments" beginning on page 162 of the Multi-Class Prospectus, beginning on page 163 of the Class P Prospectus and beginning on page 153 of the Class P2 Prospectus is revised by adding the following as the sixth and seventh paragraphs of that section:

Ian Smith, Associate, has been a portfolio manager of the fund since 2024. Before joining William Blair in 2024, Mr. Smith was a global emerging markets portfolio manager at Newton from 2020-2023. From 2012-2020, Mr. Smith was a global emerging market equity portfolio manager at AXA Investment Managers. Prior to AXA, Mr. Smith was a research analyst covering Asian financials at Matrix Group. Before Matrix Group, Mr. Smith was a research analyst covering emerging market financials at Nevsky Capital.

Paul Birchenough, Associate, has been a portfolio manager of the fund since 2024. Before joining William Blair in 2024, Mr. Birchenough was a global emerging markets portfolio manager at Newton from 2020-2023. From 2011-2020, Mr. Birchenough was a global emerging market equity portfolio manager at AXA Investment Managers. Prior to AXA, Mr. Birchenough was a research analyst at Nevsky Capital. Before Nevsky Capital, Mr. Birchenough held various roles at KPMG, including positions in corporate finance, transaction services and audit.

The section captioned "Portfolio managers" and sub-captioned "PACE International Emerging Markets Equity Investments—William Blair Investment Management, LLC, RWC Asset Advisors (US) LLC and ARGA Investment Management, LP." and sub-sub-captioned "William Blair Investment Management, LLC" beginning on page 221 of the SAI is revised by replacing the first paragraph that section in its entirety with the following:

Todd McClone, Hugo Scott-Gall, Ian Smith and Paul Birchenough are the portfolio managers primarily responsible for the day-to-day management of William Blair's allocated portion of the fund's assets. The following tables provide information relating to other accounts managed by the portfolio managers as of July 31, 2023 (in the case of Messrs. McClone and Scott-Gall) or February 29, 2024 (in the case of Messrs. Smith and Birchenough):

The same section of the SAI is revised by inserting the following as the last charts of that section:

Ian Smith

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	2	9	6
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$483	$2,181	$1,647
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Paul Birchenough

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	2	9	6
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$483	$2,181	$1,647
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

The same section of the SAI is revised by replacing the second to last paragraph of that section beginning with "Compensation." In its entirety with the following:

Compensation. The compensation of William Blair's portfolio managers is based on the firm's mission: "Empower Colleagues, Deliver Client Success and Engage in our Communities." Messrs. McClone and Scott-Gall are partners of William Blair, and Messrs. Birchenough and Smith are associates of William Blair. Compensation for partners of William Blair consists of a fixed base salary, a share of the firm's profits and, in most instances, a discretionary bonus, and compensation for associates of William Blair consists of a fixed base salary and a discretionary bonus. The discretionary bonus as well as any potential changes to the partners' ownership stakes are determined by the head of William Blair's Investment Management Department and William Blair's Executive Committee, and are based on both quantitative and qualitative factors, rather than a formula. The discretionary bonus rewards the specific accomplishments in the prior year, including short-term and long-term investment performance, quality of research ideas, and other contributions to William Blair and its clients. Changes in ownership stake are based on an individual's sustained, multi-year contribution to long-term investment performance, and to William Blair's revenue, profitability, intellectual capital and brand reputation. The compensation process is a subjective one (albeit with many checks and balances and quantitative inputs) that takes into account the factors described above. Portfolio managers do not receive any direct compensation based upon the performance of any individual client account. In addition, there is no formula for evaluating the factors.

The same section of the SAI is revised by replacing the last paragraph of that section in its entirety with the following:

Ownership of fund shares. As of July 31, 2023, Messrs. McClone and Scott-Gall did not own shares of the fund. As of February 29, 2024, Messrs. Smith and Birchenough did not own shares of the fund.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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UBS Asset Management (Americas) LLC.